UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2025
LENZ THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40532	84-4867570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Lomas Santa Fe Dr., Suite 300
Solana Beach, California	92075
(Address of principal executive offices)	(Zip code)
(858) 925-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LENZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
LENZ Therapeutics, Inc. (“the Company”) is aware of a recent adverse event report submitted to the U.S. Food and Drug Administration’s (“FDA”) Adverse Event Reporting System (“FAERS”) database describing a retinal tear in a patient using VIZZ™ (aceclidine ophthalmic solution) 1.44%. While FAERS data does not equate to a causal relationship, the Company takes all safety reports seriously and promptly reviewed the case in accordance with our pharmacovigilance procedures.
The patient had a significant history of underlying retinal pathology, including bilateral lattice degeneration, prior peripheral laser treatment, and a previous retinal tear. According to the report, the patient had not undergone a recent peripheral retinal examination before initiating therapy. Several days after starting treatment, but on a non-dosing day, the patient observed a change in vision and was subsequently diagnosed with a retinal tear, and received laser retinopexy. The patient is recovering well.
Independent retina specialists consulted as part of our assessment noted that the patient had multiple pre-existing risk factors that make spontaneous retinal events more likely, and therefore a causal relationship to VIZZ remains uncertain.
Retinal tears occur naturally at an estimated incidence of approximately 25 per 100,000 individuals per year. As VIZZ use continues to expand in real-world settings, isolated retinal events may occur. This initial report, involving a patient with substantial baseline risk, does not alter our current safety expectations for VIZZ.
Going forward, the Company does not expect to provide this level of case detail for each individual report, but felt it was appropriate for this initial instance.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 12, 2025

LENZ THERAPEUTICS, INC.

By:	/s/ Evert Schimmelpennink
Name:	Evert Schimmelpennink
Title:	Chief Executive Officer
(Principal Executive Officer)